Supplement dated 12-23-11 to the current Statement of Additional Information (“SAI”) for
John Hancock Strategic Income Fund,
a series of John Hancock Strategic Series
The following revision to the SAI becomes effective as of December 23, 2011.
In the “INVESTMENT POLICIES AND RISKS” section, the following is added:
Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Fund may lend money to, and borrow money from, other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restrictions on borrowing and lending applicable to the Fund. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.
You should read this Supplement in conjunction with the SAI and retain it for future reference.

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